      As filed with the Securities and Exchange Commission on April 7, 2000
                                                   Commission File No. 000-26068
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               -------------------

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                               -------------------

                           ACACIA RESEARCH CORPORATION
             (Exact name of registrant as specified in its charter)
                               -------------------

              Delaware                              95-4405754
   (State or other jurisdiction of               (I.R.S. Employer
   incorporation or organization)               Identification No.)

                              55 South Lake Avenue
                           Pasadena, California 91101
                                 (626) 396-8300
   (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)


                              VICTORIA WHITE, ESQ.
                                VP, LEGAL AFFAIRS
                              55 SOUTH LAKE AVENUE
                           PASADENA, CALIFORNIA 91101
                                 (626) 396-8300
    (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                    COPY TO:

                                 JOHN LACO, ESQ.
                              O'MELVENY & MYERS LLP
                              400 SOUTH HOPE STREET
                          LOS ANGELES, CALIFORNIA 90071
                                 (213) 430-6000
                               -------------------

ITEM 5.  OTHER EVENTS.

On April 7, 2000, we issued a press release announcing that, on April 5, 2000, one of our subsidiaries, Soundview Technologies, Inc., filed a lawsuit in the United States District Court for the Eastern District of Virginia against Sony Corporation of America, Philips Electronics North America Corporation, the Consumer Electronics Manufacturers Association, and the Consumer Electronics Association. The lawsuit alleges a violation of federal patent and antitrust laws and involves Soundview's United States Patent No. 4,554,584.

The lawsuit is at a preliminary stage, and we cannot assure you that the outcome of this litigation will be favorable to Soundview. For example, Soundview may not prevail or may not be able to stop the entities named in the lawsuit from using its patented "V-chip" technology without appropriate remuneration to Soundview. In addition, these defendants or others could file counterclaims, separate lawsuits, or other proceedings against Soundview, possibly seeking a determination that the patent is not infringed, is invalid, or is unenforceable, or seeking other relief. An unfavorable result could affect the value of Soundview's patent.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit           Description
Number

99.1 Press release announcing a lawsuit filed by Soundview Technologies, Inc. against Sony Corporation of America, Inc., Philips Electronics North America Corporation, the Consumer Electronics Manufacturers Association and the Consumer Electronics Association.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      ACACIA RESEARCH CORPORATION


                                      By:  /s/ Paul R. Ryan
                                           ------------------
                                           Paul R. Ryan
                                           President and Chief Executive Officer

Date:  April 7, 2000